                                                                                        Exhibit 10.3
                                           Legal Fees Reimbursement

        In September 2005, Southern California Edison Company ("SCE") paid approximately $20,000 on behalf of
Robert G. Foster for legal fees incurred by him in connection with the preparation of his Retirement
Agreement and his Consulting Agreement with SCE, each dated as of August 25, 2005.  Mr. Foster was a "named executive officer" of Edison International and SCE in their Joint 2005 Proxy Statement filed with the
Securities and Exchange Commission on April 11, 2005.